UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2010

Cytomedix, Inc.
(Exact name of registrant as specified in its charter)

Delaware	01-32518	23-3011702
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

416 Hungerford Drive, Suite 330, Rockville, Maryland 20850
(Address of Principal Executive Office) (Zip Code)

240-499-2680
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

 Cytomedix, Inc. (the “Company”), previously filed (i) a Current Report on Form 8-K on April 12, 2010 to report that, among other things, the Company had completed acquisition of certain assets of Sorin Group USA, Inc. (the “Seller”) relating to the Seller’s Angel® systems and ActivAT™ businesses and to provide certain audited financial statements of the business acquired (the “Initial Report”), and (ii) Amendment No. 1 to the Initial Report on June 21, 2010 to include certain pro forma financial information required by part (b) of Item 9.01 of Form 8-K relating to the same acquisition (the “Amended 8-K”) (together with the “Initial Report”, the “8-K Filing”), both sets of which financial presentations are incorporated by reference herein.

The purpose of this Amendment No. 2 to the 8-K Filing is to update the previously provided financial statements of the business acquired and pro forma financial information to comply with the age of financial statements requirements under the Securities Act of 1933, as amended, and rules and regulations promulgated thereunder. Except as described herein, the information contained in the 8-K Filing has not been updated or amended, and the Company undertakes no obligation to update or revise the information set forth herein, whether as a result of new information, changed circumstances or future events or for any other reason.

Item 9.01             Financial Statements and Exhibits

 (a)         Financial Statements of Businesses Acquired

 The following unaudited financial statements are filed as Exhibit 99.1 to this Amendment No. 2 to the 8-K Filing and incorporated in their entirety herein by reference:
(i)	Unaudited Combined Statements of Net Assets Acquired and Liabilities Assumed as of March 31, 2010 and December 31, 2009;
(ii)	Unaudited Combined Statements of Revenues and Direct Expenses for the Quarters Ended March 31, 2010 and March 31, 2009; and
(iii)	Notes to the Combined Statements of Net Assets Acquired and Liabilities Assumed and Combined Statements of Revenues and Direct Expenses.

(b)         Pro Forma Financial Information

 The unaudited pro forma financial information as of March 31, 2010 and for the quarter then ended is furnished as Exhibit 99.2 to this Amendment No. 2 to the 8-K Filing and incorporated into this Item 9.01(b) by reference.

 (c)         Exhibits

99.1           Unaudited Combined Statements of the Business Acquired.

99.2           Unaudited pro forma combined financial information of Cytomedix, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cytomedix, Inc.

By:	/s/ Martin Rosendale
Martin Rosendale Chief Executive Officer

Date:     August 3, 2010